                                                                   EXHIBIT 10.4



                         CORPORATE RELATIONS AGREEMENT


         THIS CORPORATE RELATIONS GROUP, INC. (the "Agreement") is entered into on this 24th day of May, 1999, between Corporate Relations Group, Inc., a Florida corporation ("CRG"), and Aqua Clara Bottling & Distribution, a Florida corporation ("Client").

         WHEREAS, CRG is in the business of planning, developing and implementing advertising, marketing and promotional campaigns for corporations and other business entities ("Advertising and Promotional Services");

         WHEREAS, the Client desires to retain CRG to provide the Advertising and Promotional Services, and CRG desires to provide such Advertising and Promotional Services to Client, pursuant to the terms, conditions and provisions contained in this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. ADVERTISING AND PROMOTIONAL SERVICES. Subject to Client's compliance with each of the representations, warranties and covenants and agreements made by Client in this Agreement, CRG agrees to provide to Client the Advertising and Promotional Services identified on Exhibit A which is attached hereto and incorporated herein by reference, for the period commencing on the latter of (the "Effective Date") the date that this Agreement is executed and delivered by Client or the date that CRG receives payment of its fees as herein provided and expiring on the 365th day following the effective date of this Agreement (the "Term").

         2. OBLIGATIONS AND RESPONSIBILITIES OF CLIENT. As of the date hereof and during the Term of this Agreement, Client agrees as follows.

             1.  REPRESENTATION AND WARRANTIES.

         Client represents and warrants to CRG that:

                 (1) ORGANIZATION. Client is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and it is duly qualified to do business as a foreign corporation in each jurisdiction in which it owns or leases property or engages in business.

                 (2) FORMAL ACTION. Client has the corporate power and authority to execute and deliver this Agreement and to perform each of its obligations hereunder and this Agreement has been duly approved by Client's Board of Directors.



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                 (3) VALID AND BINDING AGREEMENT. This Agreement has been duly executed and delivered by Client and is the valid and binding obligation of Client enforceable against it in accordance with its terms.

                 (4) NO VIOLATION. The execution, delivery and performance of this Agreement does not and will not violate any provisions of the charter or bylaws of Client or any agreement to which Client is a party or any applicable law or regulation or order or decree of any court, arbitrator or agency of government and no action of, or filing with, any governmental or public body or authority is required in connection with the execution, delivery or performance of this Agreement.

                 (5) LITIGATION. No action, suit or proceeding is pending against or affecting the Client or any of its properties before any court, arbitrator or governmental body or administrative agency and none of the persons owning beneficially or of record more than 10% of the outstanding capital stock of the Client or any of the directors or officers of Client is a party to any action, suit or proceeding before any federal or state court, arbitrator or governmental body or administrative agency (other than routine traffic violations) and no such person has been a party to any such proceedings for more than the past five years.

                 (6) ACCURACY OF INFORMATION. The information furnished by Client to CRG regarding the business, operations, financial condition, including financial statements, business plans and biographical information regarding the Client's directors and officers (collectively referred to as the "Information Package") is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading.

         2.  COVENANTS AND AGREEMENTS.

         Client covenants and agrees to comply with the following covenants:

                 (1) CLIENT CERTIFICATION. Client acknowledges that it is responsible for the accuracy and completeness of the Information Package and for all other information furnished to CRG and for the accuracy and completeness of the contents of all materials prepared by CRG for and on behalf of Client. The Client hereby designates the individuals listed on Exhibit B attached hereto and incorporated herein by reference as the duly authorized representatives of Client for purposes of certifying to CRG the accuracy of all documents, advertisements or other materials prepared by CRG for and on behalf of Client. The Client agrees to promptly advise CRG in writing of any condition, event, circumstance or act that would constitute a material adverse change in the business, properties, financial condition or business prospects of the Client or which would make any of the information contained in the Information Package or in any report, advertorial or other document prepared by CRG for and on behalf of Client misleading in any material respect. Client


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hereby agrees that CRG and its directors, officers, agents and employees may rely on the Information Package and on all other information furnished by Client, and on each and every certification provided by an authorized representative of Client, until CRG is advised in writing by an authorized representative of Client that the information previously furnished to CRG is inaccurate or incomplete in any material respect. Client acknowledges that CRG shall have no obligation to provide services hereunder until it has received a written certificate from an authorized representative of Client as follows: CRG shall prepare proofs and/or tapes of the agreed upon materials and information, as set for dissemination, for the Client's review and approval and Client shall sign and return such materials marking all corrections and changes that the Client believes appropriate. Client acknowledges that CRG will make oral representations based on the information furnished hereunder and the Client authorizes such representations.

                 (2) BOOKS AND RECORDS. Client shall maintain true and complete books, records and accounts in which true and correct entries shall be made of its transactions in accordance with generally accepted accounting principles consistently applied ("GAAP").

                 (3) FINANCIAL AND OTHER INFORMATION. Client agrees to furnish to CRG the following information:

                     (i) ANNUAL FINANCIAL STATEMENTS. As soon as practicable, and in any event within 90 days after the close of the Client's fiscal year, annual financial statements including a balance sheet, an income statement, a statement of cash flows, and a statement of stockholder's equity, and all notes thereto prepared in accordance with GAAP and audited by an independent certified public accountant.

                     (ii) QUARTERLY FINANCIAL STATEMENTS. As soon as practicable, and in any event within 45 days after the end of each fiscal quarter, quarterly financial statements, including a balance sheet, a quarterly and year-to-date income statement, a statement of cash flows, and a statement of stockholder's equity, prepared by Client in accordance with GAAP and certified by the chief financial officer and chief executive officer of Client as fairly presenting, subject to normal year-end audit adjustments, the Client's financial position as of and for the periods indicated.

                 (4) CRG RELIANCE ON CLIENTS'S FULL DISCLOSURE. Client will provide, or cause to be provided, to CRG all financial and other information requested by CRG for the purpose of rendering its services pursuant to this Agreement. Client recognizes and confirms that CRG will use such information in performing the services contemplated by this Agreement without independently verifying such information and that CRG does not assume any responsibility for the accuracy or completeness of such information. The persons executing this Agreement on behalf of Client certify that there is no fact known to them which materially adversely affects or may (so far as the Client's senior management can now reasonably foresee) materially adversely affect the business, properties, condition (financial or other) or operations (present or prospective) of the Client which has not been set forth in written form delivered by Client to CRG. The persons executing this


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Agreement on behalf of Client agree to keep CRG promptly informed of any facts hereafter know to Client which materially adversely affects or may (so far as the Client's senior management can now reasonably foresee) materially adversely affect the business, properties, condition (financial or other) or operations (present or prospective) of Client.

                 (5) LEGAL REPRESENTATION. Client acknowledges and agrees that it has been and will continue to be, represented by legal counsel experienced in corporate and securities laws and Client acknowledges that it has been advised as to the obligations imposed on it pursuant to such laws and understands that it will have the obligation and responsibility to see that all such laws are complied with at all times during the Term of this Agreement.

         3. COMPENSATION. In consideration of the Advertising and Promotional Services to be performed by CRG hereunder, Client hereby agrees to compensate CRG in the manner and in the amount specified in Exhibit C which is attached hereto and incorporated herein by reference thereto. In addition to the compensation to be paid to CRG as provided in Exhibit C, Client shall reimburse CRG promptly after a written request therefor accompanied by appropriate documentation, for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of CRG's counsel, if any) incurred in connection with providing services hereunder or to the extent provided in Exhibit C.

         4. INDEMNITY. Client acknowledges that it is responsible for the accuracy of the Information Package and all other information provided to CRG and for the contents of all materials, advertorials and other information prepared by CRG for an on behalf of Client as provided herein and Client agrees to indemnify CRG in accordance with the Indemnification Agreement set forth in Exhibit D, which is attached hereto and incorporated herein by reference.

         5. RELATIONSHIP OF THE PARTIES. This Agreement provides for the providing of marketing, promotional and advertising services by CRG to Client and the provisions herein for compliance with financial covenants, delivery of financial statements, and similar provisions are intended solely for the benefit of CRG to provide it with information on which it may rely in providing services hereunder and nothing contained in this Agreement shall be construed as permitting or obligating CRG to act as a financial or business advisor or consultant to Client, as permitting or obligating CRG to participate in the management of client's business, as creating or imposing any fiduciary obligation on the part of CRG with respect to the provisions of services hereunder and CRG shall have no such duty or obligation to client, as providing or counseling Client as to the compliance by Client with any federal or state securities or other laws effecting the services to be provided hereunder, or as creating any joint venture, agency, or other relationship between the parties other than as explicitly and specifically stated in this Agreement. The Client acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement, the provision of services hereunder and with respect to all matters contained herein, including, without limitation, the provisions of Section 4 hereof.

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         6.  SURVIVAL OF CERTAIN PROVISIONS. The Client's obligations to pay the fees and expenses of CRG pursuant to Section 3 of this Agreement and to comply with the indemnification provisions pursuant to Section 4 shall remain operative and in full force and effect regardless of any termination of this Agreement and shall be binding upon, and shall inure to the benefit of, CRG and, in the case of the indemnity agreement, the persons, agents, employees, officers, directors and controlling persons referred to in the Indemnification Agreement, and their respective successors and assigns and heirs, and no other person shall acquire or have any right under or by virtue of this Agreement. All amounts paid or required to be paid under Sections 3 and 4 of this Agreement shall be fully earned on the Effective Date of this Agreement notwithstanding prior termination of this Agreement.

         7. TERMINATION. CRG shall have the right in its sole and absolute discretion to terminate its obligations hereunder and to immediately cease providing Advertising and Promotional Services pursuant to this Agreement if CRG, in the exercise of its reasonable judgment, believes that the representations and warranties made by Client hereunder are inaccurate in any material respect or if Client breaches any of its covenants and agreements contained herein or if any federal or state governmental agency or instrumentality institutes an investigation or suit against Client or pertaining to the services hereunder.

         8. NON-SOLICITATION COVENANT. Client agrees that it will not directly or indirectly during the term of this Agreement or for three years following the termination or expiration of this Agreement, either voluntarily or involuntarily, for any reason whatsoever, recruit or hire or attempt to recruit or hire any employee of CRG or of any of its affiliates or subsidiaries, or otherwise induce any such employees to leave the employment of CRG or of any of its affiliates or subsidiaries or to become an employee of or otherwise be associated with Client or any affiliate or subsidiary of Client. Client acknowledges that CRG and its affiliates and subsidiaries have invested a significant amount of time, energy and expertise in the training of their employees to be able to provide Advertising and Promotional Services and Client therefore agrees that this covenant is reasonable and agrees that the breach of such covenant is very likely to result in irreparable injury to CRG, which is unlikely to be adequately compensated by damages. Accordingly, in the event of a breach or threatened breach by Client of this Section 8, CRG shall be entitled to an injunction restraining Client and any affiliate, subsidiary or director or officer thereof from recruiting, or hiring or attempting to recruit or hire any employee of CRG or of any affiliate or subsidiary of CRG. Nothing herein shall be construed as prohibiting CRG from pursuing any other remedies available to CRG for such breach or threatened breach, including recovery of damages from Client. The undertakings herein shall survive the termination or cancellation of the Agreement for three years.

         9.  MISCELLANEOUS.

             A. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida applicable to contracts executed and performed in the Circuit Court, Orange County, in the State of Florida (without regard to the principles of conflicts of laws).


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             B.  ENTIRE AGREEMENT. This Agreement and the Exhibits hereto embody the entire agreement of the parties with respect to its subject matter. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

             C. AMENDMENTS TO BE IN WRITING. This Agreement may be amended only in a writing signed by all of the parties.

             D. NO WAIVERS BY COURSE OF DEALING; LIMITED EFFECT OF WAIVERS. No waiver shall be effective against any party unless it is in a writing signed by that party. No course of dealing and no delay on the part of CRG in exercising its rights shall operate as a waiver of that right or otherwise prejudice CRG. CRG's failure to insist upon the strict performance of any provision of this Agreement, or to exercise any right or remedy available to CRG, shall not constitute a waiver by CRG of such provision. No specific waiver by CRG of any specific breach of any provision of this Agreement shall operate as a general waiver of the provision or of any other breach of the provision. Client shall have no right to cure any breach except as specifically provided herein.

             E. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             F. CUMULATION OF RIGHTS AND REMEDIES. No right or remedy of CRG under this Agreement is intended to preclude any other right or remedy and every right and remedy shall coexist with every other right and remedy now or hereafter existing, whether by contract, at law, or in equity.

             G. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. Client shall not have any right to assign any of its rights or delegate any of its obligations or responsibilities under this Agreement except as expressly stated herein.

             H. PAYMENT OF FEES AND EXPENSES ON ENFORCING AGREEMENT. In the event of any dispute between the parties arising out of or related to this Agreement or the interpretation thereof, at the trial level or appellate level, the prevailing party shall be entitled to recover from the non-prevailing party all costs and expenses, including reasonable fees and disbursements of counsel which may be incurred in connection with such proceeding, without limitation, including any costs and expenses of experts, witnesses, depositions and other costs.

             I. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be delivered to the parties at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the others). Notices


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or other communications shall be effective when received at the recipient's location (or when delivered to that location if receipt is refused). Notices or other communications given by facsimile transmission shall be presumed received at the time indicated in the recipient's automatic acknowledgment. Notices or other communications given by Federal Express or other recognized overnight courier service shall be presumed received on the following business day. Notices or other communications given by certified mail, return receipt requested, postage prepaid, shall be presumed received 3 business days after the date of mailing.

                               Client:  Aqua Clara Bottling & Distribution
                                        1315 Cleveland Street
                                        Clearwater, FL  33755

                                        Attn:  E. J. Mersis, Chairman, CEO
                                        Fax:   813-446-3999



                               Company: Corporate Relations Group, Inc.
                                        1947 Lee Road
                                        Winter Park, FL  32789

                                        Attn: Kevin Price, President
                                        Fax:  (407) 628-0807



             J. HEADINGS. The headings in this Agreement are intended solely for convenience of reference. They shall be given no effect in the construction or interpretation of this Agreement.

             K. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not impair the validity or enforceability of any other provision.



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Attest:                              Client: Aqua Clara Bottling & Distribution



By:                                      By: /s/ John C. Plunkett
   ------------------------------            ----------------------------------
   Secretary                                     John C. Plunkett, President

[Corporate Seal]                             /s/ E.J. Mersis
                                             ----------------------------------
                                                 E.J. Mersis, Chairman, CEO


Attest:                              Company: Corporate Relations Group


By:                                      By: /s/ Kevin Price
   ------------------------------            ----------------------------------
           Secretary                             Kevin Price, President

[Corporate Seal]





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                                   EXHIBIT A

                      ADVERTISING AND PROMOTIONAL SERVICES

The services to be provided are as follows:

A. GROWTH INDUSTRY REPORT - A minimum of four-page, two-color follow-up mail pieces designed for additional informational purposes, that is mailed to respondents, in addition to those brokers requesting said information. A total of 10,000 will be printed to satisfy CRG's responsibility to the Client. Any additional Growth Industry Reports needed or requested by the Client will be at the Client's expense.

B. THE LEAD DISTRIBUTION PROGRAM - CRG will contact retail brokers, market makers and/or money managers and will arrange a meeting between representative of the Client and interested retail brokers, market makers, and money managers, which will include a show and tell from the top management of the "Client" in disseminating information to these interested parties. The aforementioned may be accomplished by a Road Show.

            This process will begin immediately upon CRG receiving the payment as stipulated in Exhibit "C".

C.          OTHER ADVERTISING AND PROMOTIONAL SERVICES.

            1. Public relations exposure to newsletter writers, trade and financial publications. The Client shall be totally responsible for all travel expenses for the purpose of due diligence of the Client by financial newsletter writers and/or brokers. The Client will have total pre-approval rights on these trips. Road Show(s) - Locations to be determined. Client will cover all expenses of Road Show(s). Client will have prior approval of those expenses. CRG will be responsible for CRG's own travel expenses to support the show.

            2. Preparation of a Broker Bullet Sheet to be sent to every broker who indicates an interest in the Client.

            3. Lead Tracking Summary maintained for all response leads generated and provided to the "Client" monthly.

            4. Press releases - Up to four (4) press releases - the first Press Release shall announce the hiring of CRG by the "Client"; with three Press Releases remaining which may be extended at the option of the "Client", at the Client's expense, at a rate of $1,000.00 per Press Release. Should the


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                Client chose to publish their own Press Release, CRG shall be mentioned as the Client's Public Relations firm.

            5. CRG will distribute at its cost the due diligence packages to all inquiring brokers only. The Client shall supply the necessary materials for this package, if an Arrow Marketing Contract is not entered into. In the event an Arrow Marketing Contract is not entered into, the Client will provide CRG with 300 packages or in the alternative provide a master to CRG and CRG will then charge the Client for the cost of reproduction.

            6. CRG targets a minimum of 3% return of qualified investor leads specifically generated for the Client.

D.          PERFORMANCE BY CLIENT.

            1. Client is required to do a Standard & Poor's listing at the Client's expense.

            2. Client is required to provide CRG with all S& P listings on their attorney's stationary.

            3. Client will provide its shareholder's with audited financials on a yearly basis and unaudited financials on a quarterly basis.

            4.  Client agrees to send CRG, DTC sheets on a weekly basis.

            5. Client agrees to provide CRG with a complete shareholders list on a semi-annual basis.

            6. Client will use its reasonable best efforts to register or qualify any shares of common stock of Client under the securities or blue sky laws of such jurisdictions as any broker or market maker may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such broker or market maker to consummate the disposition in such jurisdictions of shares of common stock of Client, provided that the Client will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section and (2) subject itself to taxation in any such jurisdiction or
                (3) consent to general service of process in any such jurisdiction.

            7. Client will deliver 15 cases of Aqua Clara water monthly to CRG at no cost to CRG.

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      The parties hereto by signing this Exhibit in the space provided below signify their agreement regarding the service to be provided by CRG under the Agreement.

                              Client:   Aqua Clara Bottling & Distribution


                                    By: /s/ John C. Plunkett
                                        ----------------------------------------
                                            John C. Plunkett, President


                                    By: /s/ E.J. Mersis
                                        ----------------------------------------
                                            E.J. Mersis, Chairman, CEO


                              Company:  Corporate Relations Group, Inc.

                                    By: /s/ Kevin Price
                                        ----------------------------------------
                                            Kevin Price, President

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                                   EXHIBIT B

Client hereby designates the following person or persons to act on its behalf for the purposes set forth in Section 2.B.(1) of the Agreement.


------------------------------------      --------------------------------------
DIRECTOR (PLEASE SIGN)                    DIRECTOR (PLEASE PRINT)


------------------------------------      --------------------------------------
PRESIDENT (PLEASE SIGN)                   PRESIDENT (PLEASE PRINT)


------------------------------------      --------------------------------------
VICE PRESIDENT (PLEASE SIGN)              VICE PRESIDENT (PLEASE PRINT)

                                    EXHIBIT C

                                  COMPENSATION

      1. Client agrees to issue CRG 300,000 shares of restricted Common Stock in Client (the "Shares"), which Shares shall be duly and validly issued, fully paid and nonassessable and shall not be issued in violation of any preemptive right of any stockholders of client. The Shares shall be issued in compliance with the exemption from the registration requirements of the Securities Act of 1933 (the "Act") provided by Section 4(2) of the Act and/or pursuant to Rules 505 or 506 of the General Rules and Regulation under the Securities Act of 1933.

      2. If compensation is paid in shares, concurrently with the issuance of the Shares, Client will execute and deliver the Registration Rights Agreement attached hereto as Exhibit F under which the Client agrees to register the Shares for sale in compliance with the Act as therein provided and to comply with all conditions necessary or required to enable the Shares to be sold pursuant to Rule 144 of the General Rules and Regulation under the Securities Act of 1933.

      3. Should the Company affect payment of this contract by the tender of free-trading Client shares belonging to individuals, the Client assures and guarantees CRG that the Client will not reimburse the individuals for shares given CRG.

      4. The Shares, if any, to be issued to CRG shall be approved for issuance in accordance with the rules and regulations of any stock exchange on which the Shares are listed for trading or by the NASDAQ if the shares are listed for trading thereon and shall be issued in compliance with all appropriate federal or state governmental rules and regulations.

      5. Client acknowledges that the consideration to be paid to CRG shall be fully earned on the date that CRG commences providing services under the Agreement regardless of whether the Agreement is terminated as provided in the Agreement prior to completion of all services.

      6. Client agrees to pay or reimburse CRG for all expenses arising out of or related to the provision of services by CRG under the Agreement to the extent provided in the Agreement and/or in Exhibit A thereto.


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7. "Options" mean the Options issuable, in certain circumstances, pursuant to the Agreement which are exercisable for Common Stock.

      Client shall issue options to CRG as outlined below.

      Amount         Price   Duration
      ------         -----   --------

        0  shares at $______ One (1) year from the date of this Agreement
      -----
        0  shares at $______ Two (2) years from the date of this Agreement
      -----
        0  shares at $______ Three (3) years from the date of this Agreement
      -----
        0  shares at $______ Four (4) years from the date of this Agreement
      -----
        0  shares at $______ Five (5) years from the date of this Agreement.
      -----
      The parties hereto by signing this Exhibit in the space provided below signify their agreement to the compensation provisions contained herein.

                              Client:   Aqua Clara Bottling & Distribution


                                    By: /s/ John C. Plunkett
                                        ----------------------------------------
                                            John C. Plunkett, President


                                    By: /s/ E.J. Mersis
                                        ----------------------------------------
                                            E.J. Mersis, Chairman, CEO


                              Company:  Corporate Relations Group, Inc.

                                    By: /s/ Kevin Price
                                        ----------------------------------------
                                            Kevin Price, President

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

                                   EXHIBIT D

                                INDEMNIFICATION

      This Indemnification Agreement constitutes part of the Corporate Relations Agreement (the Agreement) dated the 24th day of May, 1999, between Client (as defined in the Agreement) and CRG.

      Client acknowledges and agrees that if, in connection with the services or matters that are the subject of or arise out of such Agreement, CRG becomes involved (whether or not as a named party) in any action, claim or legal proceeding (including any governmental inquiry or investigation), Client agrees to reimburse CRG for its reasonable legal fees, disbursements of counsel and other expenses (including the cost of investigation and preparation) as they are incurred by CRG. Client also agrees to indemnify and hold CRG harmless against any losses, claims, damages or liabilities, joint or several, as incurred, to which CRG may become subject in connection with the services or matters which are the subject of or arise out of the Agreement; provided, however, that Client shall not be liable under the foregoing indemnity in respect of any loss, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment that such loss, claim, damage or liability is a consequence of intentional fraudulent acts committed by CRG without the knowledge and/or consent of Client. In the event that the foregoing indemnity is unavailable by operation of law, then Client shall contribute to amounts paid or payable by CRG in respect of such losses, claims, damages and liabilities in the proportion that Client's interest bears to CRG's interest in the matters contemplated by the Agreement. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or otherwise, then Client shall contribute to such amount paid or payable by CRG in such proportion as is appropriate to reflect not only such relative interests but also the relative fault of Client on the one hand and CRG on the other hand in connection with the matters as to which such losses, claims, damages or liabilities relate and other equitable considerations.

      Promptly after CRG's receipt of notice of the commencement of any action or of any claim, CRG will, if a claim in respect thereof is to be made against Client under this Indemnity Agreement, notify Client of the commencement thereof. In case any such action or claim is brought against CRG, Client will be entitled to participate therein and, to the extent that Client may wish, to assume the defense thereof, with counsel satisfactory to CRG. After notice from Client to CRG of Client's election to so assume the defense thereof, Client will not be liable to CRG for indemnification as provided in the preceding paragraph for any legal fees, disbursements of counsel or other expenses subsequently incurred by CRG in connection with the defense thereof other than reasonable costs of investigation; provided that CRG shall have the right to employ separate counsel if, in the reasonable judgment of CRG's counsel, it is advisable for CRG to be represented by separate counsel or if in the reasonable judgment of CRG's counsel, Client is not vigorously and actively



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defending against any such claim or claims, and in either such event the reasonable legal fees and disbursements of such separate counsel shall be paid by Client.

      The foregoing agreements shall apply to any modification of the Agreement, shall remain in full force and effect following the completion or termination of CRG's engagement under the Agreement and shall be in addition to any rights that CRG may have at common law or otherwise. The agreements in this Indemnification Agreement shall extend to and inure to the benefit of each person, if any, who may be deemed to control CRG, be controlled by CRG or be under common control with CRG and to CRG's, and to each such other person's respective affiliates, directors, officers, employees and agents. This Indemnification Agreement shall be binding on any successor of Client.

      Client represents that the Indemnification Agreement contained herein is the legal, valid, binding and enforceable obligation of Client, enforceable against Client according to its terms.

      This Indemnification Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida without regard to principles of conflicts of law, and the forum for resolution of legal and interpretative issues shall be the Federal District courts in the State of Florida.

      The parties hereto by signing this Exhibit in the space provided below signify their agreement to the indemnification provisions contained herein.

                              Client:   Aqua Clara Bottling & Distribution


                                    By: /s/ John C. Plunkett
                                        -----------------------------------
                                            John C. Plunkett, President


                                    By: /s/ E.J. Mersis
                                        -----------------------------------
                                            E.J. Mersis, Chairman, CEO


                              Company:  Corporate Relations Group, Inc.

                                    By: /s/ Kevin Price
                                        -----------------------------------
                                            Kevin Price, President

                                   EXHIBIT E
                                ABATEMENT CLAUSE

      The parties to this contract understand and agree that Client is under a federal mandate to become fully reporting and approved for listing by the Securities and Exchange commission by a time certain or be delisted from the Electronic Bulletin Board.

      The Client and CRG understand and agree that should the Company be delisted from the Bulletin Board such an event would unduly interfere with CRG's ability to fulfill its contractual obligations.

      WHEREFORE, the Client and CRG hereby agree that should the Client be delisted from the Electronic Bulletin Board for any reason, CRG's obligations under this contract shall be abated until such time as the Client is relisted and resume trading on the Electronic Bulletin Board.

      Should the Client fail to gain relisting within one hundred twenty (120) days of being delisted, CRG may treat that even as a material breach of this contract. In such event, CRG may declare the contract void through breach and retain whatever payments have been made as liquidated damages.

                              Client:   Aqua Clara Bottling & Distribution


                                    By: /s/ John C. Plunkett
                                        -----------------------------------
                                            John C. Plunkett, President


                                    By: /s/ E.J. Mersis
                                        -----------------------------------
                                            E.J. Mersis, Chairman, CEO


                              Company:  Corporate Relations Group, Inc.

                                    By: /s/ Kevin Price
                                        -----------------------------------
                                            Kevin Price, President

                                   EXHIBIT F
                         REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Agreement") is made and entered into as of May 24th, 1999 by and between Corporate Relations Group, Inc., a Florida corporation (CRG), and Aqua Clara Bottling & Distribution, a Florida corporation (the Client).

      WHEREAS, CRG concurrently with the execution of this Registration Agreement is acquiring shares of the Client's common stock, par value $_____ per share ("Common Stock") and/or options to purchase shares of Common Stock; and

      WHEREAS, as a condition to such acquisition, the parties are willing to enter into the agreements contained herein.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

      Section 1. Definitions

            "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.

            "Agreement" means the Public Relations and Advertising Agreement dated as of the date of this Registration Agreement between CRG and Client.

            "Client" is defined in the Preamble to this Registration Agreement.

            "Common Stock" is defined in the Recitals to this Registration Agreement.

            "CRG" is defined in the Preamble to this Registration Agreement.

            "Holder" is defined in Section 2.1 hereof.

            "Lock-Up Period" is defined in Section 2.1 hereof.

            "Options" mean the Options issuable, in certain circumstances, pursuant to the Agreement, which are exercisable for Common Stock.

            "Other Holders" is defined in Section 4.3 hereof.

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            "Permitted Transfer" is defined in Section 2.2 hereof.

            "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and government or any department or agency thereof.

            "Piggyback Notice" is defined in Section 4.1 hereof.

            "Piggyback Registration" is defined in Section 4.1 hereof.

            "Registrable Securities" means (i) the Common Stock issued to CRG pursuant to the Agreement, (ii) any Common Stock issued to CRG pursuant to the exercise of Options, and (iii) any securities issued or issuable with respect to the Common Stock referred to in clauses (i) or (ii) by way of replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            "Registration Agreement" is defined in the Preamble to this Registration Agreement.

            "Registration Expenses" is defined in Section 6.1 hereof.

            "Restricted Securities" is defined in Section 2.1 hereof.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

            "Transfer" is defined in Section 2.1 hereof.

      Section 2. Restrictions on Transfer

            2.1 Lock-Up Period. Without the express prior written consent of the Client, CRG agrees that, except as set forth in Section 2.2 below, it will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of (or announce any offer, sale, contract of sale or other disposition of) ("Transfer") any Registrable Securities or Options (collectively, "Restricted Securities") prior to the first anniversary following the date of this Registration Agreement.

            2.2 Permitted Transfers. The restrictions contained in this Section 2 will not apply with respect to any of the following transactions (each, a "Permitted Transfer"):

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                  2.2.1 a natural person may Transfer Restricted Securities to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which such family members or such transferee retains the entire beneficial interest;
                  2.2.2 CRG may (A) Transfer Restricted Securities to one or more other entities that are wholly owned and controlled, legally and beneficially, by CRG or an Affiliate, or (B) Transfer Restricted Securities by distributing such Restricted Securities in a liquidation, winding up or otherwise without consideration to the equity owners of such corporation, partnership or business entity or to any other corporation, partnership or business entity that is wholly owned by such equity owners; or (C) Transfer Restricted Securities to a director, officer or key employee of CRG or an Affiliate;

                  2.2.3 a transferee acquiring Restricted Securities in a Permitted Transfer may Transfer Restricted Securities on his or her death or mental incapacity to such Person's estate, executor, administrator or personal representative or to such Person's beneficiaries pursuant to a devise or bequest or by the laws of descent and distribution; or

                  2.2.4 CRG or any transferee acquiring Restricted Securities in a Permitted Transfer may Transfer Restricted Securities pursuant to an effective Registration Statement as provided herein or pursuant to an exemption from the registration requirements of the Securities Act.

If any Person Transfers Restricted Securities as described in this Section 2.2, such Restricted Securities shall remain subject to this Registration Agreement and, as a condition of the validity of such Transfer, the transferee shall be required to execute and deliver a counterpart of this Registration Agreement. Thereafter, such transferee shall be deemed to be a Holder for purposes of this Registration Agreement.

            2.3 Rights of Subsequent Holder. Subject to the foregoing restrictions, the Client and CRG hereby agree that any subsequent holder of Registrable Securities shall be entitled to all benefits hereunder as a holder of such securities.

      Section 3. Demands for Registration.

            3.1 Demand Period. From the date hereof, until the date which is four years from the date hereof (the "Demand Period"), subject to the terms and conditions set forth herein, CRG and the Permitted Transferees will have in the aggregate three opportunities, in addition to other rights enumerated in this Registration Agreement, to request registration under the Securities Act of all or part of its Registrable Securities (a "Demand Registration"). The Holders of 50% or more of the Registrable Securities shall have the right to exercise the registration rights under this Section 3.

            3.2 Demand Procedure.

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                  3.2.1 Subject to Sections 3.2.2 and 3.2.4 below, during the
Demand Period any Holder or combination of Holders (the "Demanding Shareholders") owning 50% or more of the Registrable Securities may deliver to the Client a written request (a "Demand Registration Request") that the Client register any or all of such Demanding Shareholders' Registrable Shares.

                  3.2.2 Holders, in the aggregate, may only make one Demand Registration Request in each six-month period during the Demand Period (the "Interim Demand Periods"). The Client shall only be required to file one registration statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to each Demand Registration Request.

                  3.2.3 A Demand Registration Request from Demanding Shareholders shall (i) set forth the number of Registrable Securities intended to be sold pursuant to the Demand Registration Request (ii) disclose whether all or any portion of a distribution pursuant to such registration will be sought by means of an underwriting, and (iii) identify any managing underwriter or managing underwriters proposed for the underwritten portion, if any, of such registration.

                  3.2.4 If during any Interim Demand Period, the Client receives a Demand Registration Request from Demanding Shareholders for the registration of Registrable Securities having an aggregate market value of $100,000 or greater, as determined according to the closing price of the Common Stock on the NASDAQ National Market, on the Bulletin Board or in the Pink Sheets on the date of such Demand Registration Request, then the Client shall, subject to the limitations in Sections 3.2.5 and 3.2.6 hereof, (i) use its reasonable best efforts to prepare and file within 30 days of receipt of the Demand registration request with the SEC a registration statement under the Securities Act with respect to all the Registrable Securities that the Demanding Shareholders requested to be registered in the Demand Registration Request, (ii) use its reasonable best efforts to cause such registration statement to become effective within 75 days of receipt of the Demand Registration Request, and (iii) if such registration can be accomplished by means of a registration statement on Form S-3, keep such registration statement effective until such time as the Demanding Shareholders shall have sold or otherwise disposed of all of their Registrable Securities included in the registration. If such registration cannot be accomplished by means of a registration statement on Form S-3, the Client shall use its reasonable best efforts to keep such registration statement effective for at least 180 days.

                  3.2.5 It is anticipated that the registration contemplated under this Section 3 will be accomplished by means of the filing of a Form S-3, and that registration on such form will allow for different means of distribution, including sales by means of an underwriting as well as sales into the open market. If the Demanding Shareholders desire to distribute all or part of the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Client in writing in their initial Demand Registration Request as described in Section 3.2.3 above. A determination of whether all or part of the distribution will be by means of an

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                                     -10-
underwriting shall be made by Demanding Shareholders holding a majority of the Registrable Securities to be included in the registration. If all or part of the distribution is to be by means of an underwriting, all subsequent decisions concerning the underwriting which are to be made by the Demanding Shareholders pursuant to the terms of this Registration Agreement, which shall include the selection of the underwriter or underwriters to be engaged and the representative, if any, of the underwriters so engaged, shall be made by the Demanding Shareholders who hold a majority of the Registrable Securities to be included in the underwriting, subject to approval by the Board of Directors of the Client.

                  3.2.6 Upon the receipt by the Client of a Demand Registration Request in accordance with Section 3.2.4 hereof, the Client shall, within ten days following receipt of such Demand Registration Request, give written notice of such request to all Holders. The Client shall include in such notice information concerning whether all, part or none of the distribution is expected to be made by means of an underwriting, and, if more than one means of distribution is contemplated, may require Holders to notify the Client of the means of distribution of their Registrable Securities to be included in the registration. If any Holder who is not a Demanding Shareholder desires to sell any Registrable Securities owned by such Holder, such Holder may elect to have all or any portion of its Registrable Securities included in the registration statement by notifying the Client in writing (a "Supplemental Demand Registration Request") within 20 days of receiving notice of the Demand Registration Request from the Client. The right of any Holder to include all or any portion of its Registrable Securities in an underwriting shall be conditioned upon the Client's having received a timely written request for such inclusion by way of a Demand Registration Request or Supplemental Demand Registration Request (which right shall be further conditioned to the extent provided in this Registration Agreement). All Holders proposing to distribute their Registrable Securities through an underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

                  3.2.7 Notwithstanding any other provision of this Section 3, if an underwriter advises the Client in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among the Holders in proportion (as nearly as practicable) to the respective amounts of Registrable Securities each Holder owns (or in such other proportion as they shall mutually agree). Registrable Securities excluded or withdrawn from the underwriting in accordance with this Section 3.2.7 shall be withdrawn from the registration.

            3.3 Priority on Request Registration. The Client will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Holders of a majority of the shares of Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Client in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of securities that can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the shares of Registrable Securities initially requesting

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                                     -11-
registration, the Client will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of shares of Registrable Securities requested to be included that in the opinion of such underwriters can be sold in an orderly manner within such acceptable price range, pro rata among the respective Holders thereof on the basis of the number of shares of Registrable Securities owned by each such Holder.

      Section 4. Piggyback Registrations

            4.1 Right to Piggyback. If the Client proposes to undertake an offering of shares of Common Stock for its account or for the account of other stockholders and the registration form to be used for such offering may be used for the registration of Registrable Securities (a "Piggyback Registration"), each such time the Client will give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration (each, a "Piggyback Notice") and, subject to Sections 4.3 and 4.4 hereof, the Client will use its best efforts to cause to be included in such registration all Registrable Securities with respect to which the Client has received written requests for inclusion therein within 20 days after the date of sending the Piggyback Notice.

            4.2 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Client, and the managing underwriters advise the Client in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner within a price range acceptable to the Client, the Client will include in such registration (a) first, the securities the Client proposes to sell and (b) second, the Registrable Securities requested to be included in such registration and any other securities requested to be included in such registration that are held by Persons other than the Holders of Registrable Securities pursuant to registration rights, pro rata among the holders of Registrable Securities and the holders of such other securities requesting such registration on the basis of the number of shares of such securities owned by each such holder.

            4.3 Priority on Secondary. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Client's securities other than the Holders of Registrable Securities (the "Other Holders"), and the managing underwriters advise the Client in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Other Holders requesting such registration, the Client will include in such registration (a) first, the securities requested to be included therein by the Other Holders requesting such registration and (b) second, the Registrable Securities requested to be included in such registration hereunder, pro rata among the Holders of Registrable Securities requesting such registration on the basis of the number of shares of such securities owned by each such Holder.

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            4.4 Selection of Underwriters. In the case of an underwritten
Piggyback Registration, the Client will have the right to select the investment banker(s) and manager(s) to administer the offering.

      Section 5. Registration Procedures Section. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be sold pursuant to this Registration Agreement, the Client will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Client will as expeditiously as possible:

                  5.1.1 Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective.

                  5.1.2 Amendments and Supplements. Promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required by the intended method of disposition and the terms of this Registration Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

                  5.1.3 Provision of Copies. Promptly furnish to each seller of Registrable Securities the number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller.

                  5.1.4 Blue Sky Laws. Use its reasonable best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided, that the Client will not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.1.4, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction.

                  5.1.5 Anti-fraud Rules. Promptly notify each seller of such Registrable Securities when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and in such event, at the request of any such seller, the Client will promptly prepare a supplement or amendment to such prospectus so that, as

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thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, provided, that the Client will not take any action which causes the prospectus included in such registration statement to contain an untrue statement of material fact or omit any material fact necessary to make the statements therein not misleading, except as permitted by Section 5.5.

                  5.1.6 Securities Exchange Listings. Use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class issued by the Client are then listed and use its reasonable best efforts to qualify such Registrable Securities for trading on each system on which securities of the same class issued by the Client are then qualified.

                  5.1.7 Underwriting Agreements. Enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the shares of Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

                  5.1.8 Due Diligence. Make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Client, and cause the Client's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement.

                  5.1.9 Earning Statement. Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Client's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  5.1.10 Deemed Underwriters or Controlling Persons. Permit any Holder of Registrable Securities which Holder, in such Holder's reasonable judgment, might be deemed to be an underwriter or a controlling person of the Client, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material in form and substance satisfactory to such Holder and to the Client and furnished to the Client in writing, which in the reasonable judgment of such Holder and its counsel should be included.

                  5.1.11 Management Availability. In connection with underwritten offerings, make available appropriate management personnel for participation in the preparation

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and drafting of such registration or comparable statement, for due diligence meetings and for "road show" meetings.

                  5.1.12 Stop Orders. Promptly notify Holders of the Registrable Securities of the threat of issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose, and make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement. In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Client will use its reasonable best efforts promptly to obtain the withdrawal of such order.

                  5.1.13 Opinions. At each closing of an underwritten offering, request opinions of counsel to the Client and updates thereof (which opinions and updates shall be reasonably satisfactory to the underwriters of the Registrable Securities being sold) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders or their counsel.
                  5.1.14 Comfort Letter. Obtain a cold comfort letter and related bring down letters from the Client's independent public accountants addressed to the selling Holders of Registrable Securities in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request.

            5.2 Further Information. The Client may require each Holder of Registrable Securities to furnish to the Client in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Client may from time to time reasonably request.

            5.3 Notice to Suspend Offers and Sales. Each Investor severally agrees that, upon receipt of any notice from the Client of the happening of any event of the kind described in Sections 5.1.5 or 5.1.12 hereof, such Investor will forthwith discontinue disposition of shares of Common Stock pursuant to a registration hereunder until receipt of the copies of an appropriate supplement or amendment to the prospectus under Section 5.1.5 or until the withdrawal of such order under Section 5.1.12.

            5.4 Reference to Holders. If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Client and if, in the Holder's reasonable judgment, such Holder is or might be deemed to be a controlling person of the Client, such Holder shall have the right to require (a) the insertion therein of language in form and substance satisfactory to such Holder and the Client and presented to the Client in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Client's securities covered

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thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Client, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder; provided that with respect to this clause (b) such Holder shall furnish to the Client an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Client.

            5.5 Client's Ability to Postpone. Notwithstanding anything to the contrary contained herein, the Client shall have the right twice in any twelve month period to postpone the filing of any registration statement under Sections 3 or 4 hereof or any amendment or supplement thereto for a reasonable period of time (all such postponements not exceeding 90 days in the aggregate in any twelve month period) if the Client furnishes the Holders of Registrable Securities a certificate signed by the Chairman of the Board of Directors or the President of the Client stating that, in its good faith judgment, the Client's Board of Directors (or the executive committee thereof) has determined that effecting the registration at such time would materially and adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction, or would require the Client to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Client.

      Section 6. Registration Expenses Section.

            6.1 Expenses Borne by Client. Except as specifically otherwise provided in Section 6.2 hereof, the Client will be responsible for payment of all expenses incident to any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, road show expenses, advertising expenses and fees and disbursements of counsel for the Client and all independent certified public accountants and other Persons retained by the Client in connection with such registration (all such expenses borne by the Client being herein called the "Registration Expenses").

            6.2 Expenses Borne by Selling Securityholders. The selling securityholders will be responsible for payment of their own legal fees (if they retain legal counsel separate from that of the Client), underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder, with any such expenses which are common to the selling securityholders divided among such securityholders (including the Client and holders of the Client's securities other than Registrable Securities, to the extent that securities are being registered on behalf of such Persons) pro rata on the basis of the number of shares being registered on behalf of each such securityholder, or as such securityholders may otherwise agree.

      Section 7. Indemnification Section.

            7.1 Indemnification by Client. The Client agrees to indemnify, to the fullest extent permitted by law, each Holder of Registrable Securities and each Person who controls

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(within the meaning of the Securities Act) such Holder against all losses, claims, damages, liabilities and expenses in connection with defending against any such losses, claims, damages and liabilities or in connection with any investigation or inquiry, in each case caused by or based on any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Client of any rules or regulation promulgated under the Securities Act applicable to the Client and relating to action or inaction required of the Client in connection with such registration, except insofar as the same are (i) contained in any information furnished in writing to the Client by such Holder expressly for use therein,
(ii) caused by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto, or (iii) caused by such Holder's failure to discontinue disposition of shares after receiving notice from the Client pursuant to Section 5.3 hereof. In connection with an underwritten offering, the Client will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

            7.2 Indemnification by Holder. In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Client in writing such information as the Client reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Client, its directors and officers and each Person who controls (within the meaning of the Securities Act) the Client against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder expressly for use in connection with such registration; provided that the obligation to indemnify will be individual to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement. In connection with an underwritten offering, each such Holder will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Client.

            7.3 Assumption of Defense by Indemnifying Party. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed,

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the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

            7.4 Binding Effect. The indemnification provided for under this Registration Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Client also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Client's indemnification is unavailable for any reason. Each Holder of Registrable Securities also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event such Holder's indemnification is unavailable for any reason.

      Section 8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

      Section 9. Miscellaneous.

            9.1 No Inconsistent Agreements. The Client will not hereafter enter into any agreement with respect to its securities which violates the rights granted to the Holders of Registrable Securities in this Registration Agreement.

            9.2 Remedies. Any Person having rights under any provision of this Registration Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Registration Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Registration Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Registration Agreement.

            9.3 Term. Except for the provisions of Section 7 or as specifically otherwise provided herein, the provisions of this Registration Agreement shall apply until such time as all

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Registrable Securities have ceased to be Registrable Securities hereunder but in no event later than three years from the date of this Registration
Agreement.

            9.4 Amendments and Waivers. Except as otherwise specifically provided herein, this Registration Agreement may be amended or waived only upon the prior written consent of the Client and of the Holders of a majority of the then outstanding shares of Registrable Securities.

            9.5 Successors and Assigns. Subject to Section 2 hereof, all covenants and agreements in this Registration Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of (i) the respective successors and assigns of the parties hereto whether so expressed or not and
(ii) the persons referred to in clause (iv) of the definition of Registrable Securities. In addition, whether or not any express assignment has been made but subject in any case to Section 2 hereof, the provisions of this Registration Agreement which are for the benefit of CRG or Holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of such securities so long as such securities continue to be restricted securities, as that term is defined in Securities Act Rule 144.

            9.6 Severability. Whenever possible, each provision of this Registration Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Registration Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Registration Agreement.

            9.7 Counterparts. This Registration Agreement may be executed simultaneously in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Registration Agreement.

            9.8 Descriptive Headings. The descriptive headings of this Registration Agreement are inserted for convenience only and do not constitute a part of this Registration Agreement.

            9.9 Governing Law. All questions concerning the construction, validity and interpretation of this Registration Agreement will be governed by and construed in accordance with the domestic laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

            9.10 Entire Agreement. This Registration Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect of the subject matter contained

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herein. This Registration Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            9.11 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Registration Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by facsimile transmission, sent to the recipient by reputable express courier service (charges prepaid) or three business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to each Holder at the address indicated on the records of the Client and to the Client at the address set forth in the Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

            9.12 Confidentiality. The Client shall hold in strict confidence and shall not disclose information with respect to sales of Common Stock by any Holder, including the fact of such sales, the amount of such sales and the timing of such sales, except as such information shall become public without violation of this Section 9.12, as may be required by applicable law, rules or regulations or with the express written consent of such Investor.

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement as of the date first above written.

                              Client:   Aqua Clara Bottling & Distribution


                                    By: /s/ John C. Plunkett
                                        -----------------------------------
                                            John C. Plunkett, President


                                    By: /s/ E.J. Mersis
                                        -----------------------------------
                                            E.J. Mersis, Chairman, CEO


                              Company:  Corporate Relations Group, Inc.

                                    By: /s/ Kevin Price
                                        -----------------------------------
                                            Kevin Price, President

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